Exhibit 10.9

Amendment No. 4 to

EXCLUSIVE LICENSE AGREEMENT

between

Icahn School of Medicine at Mount Sinai And

Monogram Orthopedics Inc.

This Amendment No.4 (the “Amendment”), effective as of May 17, 2023, is entered into by and between Icahn School of Medicine at Mount Sinai, a New York not-for-profit education corporation, having a principal place of business at One Gustave L. Levy Place, New York, NY 10029 (“Mount Sinai”) and Monogram Orthopedics Inc., a Delaware corporation with a principal place of business at 3913 Todd Lane, Suite 307, Austin, TX 78744 (“Monogram”).

WHEREAS, Mount Sinai and Monogram entered into an exclusive license agreement with an effective date of October 3, 2017(the “Agreement”);

WHEREAS, the parties intend to amend the Agreement for the purpose of extending development milestones and amending Exhibit A to introduce additional Licensed Patents and to provide compensation to Mount Sinai for the addition of such Licensed Patents;

NOW THEREFORE, in consideration of the mutual obligations in this Amendment and for other good consideration, the receipt and sufficiency of which are hereby acknowledged, Mount Sinai and Monogram hereby agree as follows:

1.	All capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement.

2.	Section 3.3(b) shall be deleted and hereby replaced in its entirety with the following:

(b) Within eight (8) years from the Effective Date, Licensee will have a First Commercial Sale. Up to thirty (30) days prior to this First Commercial Sale milestone date, and upon written request for an additional amendment to the Agreement, Monogram may extend this milestone date for one (1) year with payment of an extension fee of $50,000 (“Extension Fee”). Monogram may extend this milestone date by one (1) additional year for up to two (2) additional times for a total of 3 extensions maximum, each with written request, an additional amendment to the Agreement, and payment of the Extension Fee.

3.	Exhibit A shall be deleted and hereby replaced in its entirety with the Exhibit A attached to this Amendment.

4.

As consideration for the Licensed Patents added by Section 3 of this Amendment, as well as extension of the First Commercial Sale milestone added by Section 2 of this Amendment, Monogram agrees to pay Mount Sinai $50,000 within 30 days of the effective date of this Amendment.

5.

All other terms and conditions to the Agreement remain unchanged and in full force and effect except to the extent modified by the terms and conditions of this Amendment. The Agreement, as modified by this Amendment, contains the entire understanding of the parties with respect to the subject matter contemplated herein.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Amendment.

ICAHN SCHOOL OF MEDICINE AT MOUNT SINAI

By:	/s/ Eric Lium
Name:	Erik Lium
Title:	President
Date:	5/17/2023|4:10 PM EDT

MONOGRAM ORTHOPEDICS INC.

By:	/s/ Benjamin Sexson
Name:	Benjamin Sexson
Title:	CEO
Date:	5/31/2023

Exhibit A

Licensed Patents

Country	App Type	Serial No.	Status	File Date	Title	Publication Date	Publication No.	Patent No.
United States	Provisional	62/319,710	Expired	2016-04-07	APPARATUS, METHOD AND SYSTEM FOR PROVIDING CUSTOMIZABLE BONE IMPLANTS
United States	PCT	PCT/US2017/26681	Published	2017-04-07	APPARATUS, METHOD AND SYSTEM FOR PROVIDING CUSTOMIZABLE BONE IMPLANTS	2017-10-12	WO 2017/177182
United States	Nat’l Phase	16/153,334	Issued	2018-10-05	APPARATUS, METHOD AND SYSTEM FOR PROVIDING CUSTOMIZABLE BONE IMPLANTS			10,945,848
Europe	Nat’l Phase	17779938.4	Published	2017-04-07	APPARATUS, METHOD AND SYSTEM FOR PROVIDING CUSTOMIZABLE BONE IMPLANTS	2019-02-13	EP 3439584A
Australia	Nat’l Phase	2017248357	Pending	2018-11-05	APPARATUS, METHOD AND SYSTEM FOR PROVIDING CUSTOMIZABLE BONE IMPLANTS
Canada	Nat’l Phase	3,020,362	Pending	2018-10-18	APPARATUS, METHOD AND SYSTEM FOR PROVIDING CUSTOMIZABLE BONE IMPLANTS
United States	Nat’l Phase	17/176,653	Issued	2021-02-16	APPARATUS, METHOD AND SYSTEM FOR PROVIDING CUSTOMIZABLE BONE IMPLANTS			11,517,440
United States	Nat’l Phase	18/061,814	Pending	2022-12-05	APPARATUS, METHOD AND SYSTEM FOR PROVIDING CUSTOMIZABLE BONE IMPLANTS
United States	Provisional	62/811,855	Expired	2019-02-28	CUSTOMIZED TIBIAL TRAYS CONTACTABLE WITH AN UNDERLYING CORTICAL BONE, METHODS, AND SYSTEMS FOR KNEE REPLACEMENT
United States	Provisional	62/879,800	Expired	2019-07-29	CUSTOMIZED TIBIAL TRAYS CONTACTABLE WITH AN UNDERLYING CORTICAL BONE, METHODS, AND SYSTEMS FOR KNEE REPLACEMENT

United States	PCT	PCT/US2020/020279	Published	2020-02-28	CUSTOMIZED TIBIAL TRAYS CONTACTABLE WITH AN UNDERLYING CORTICAL BONE, METHODS, AND SYSTEMS FOR KNEE REPLACEMENT	2020-09-03	WO 2020/176824
United States	Nat’l Phase	17/460,943	Pending	2021-08-30	CUSTOMIZED TIBIAL TRAYS CONTACTABLE WITH AN UNDERLYING CORTICAL BONE, METHODS, AND SYSTEMS FOR KNEE REPLACEMENT
Australia	Nat’l Phase	2020229371	Pending	2021-09-16	CUSTOMIZED TIBIAL TRAYS CONTACTABLE WITH AN UNDERLYING CORTICAL BONE, METHODS, AND SYSTEMS FOR KNEE REPLACEMENT
Canada	Nat’l Phase	3,131,343	Pending	2021-08-24	CUSTOMIZED TIBIAL TRAYS CONTACTABLE WITH AN UNDERLYING CORTICAL BONE, METHODS, AND SYSTEMS FOR KNEE REPLACEMENT
Europe	Nat’l Phase	20763146.6	Pending	2020-02-28	CUSTOMIZED TIBIAL TRAYS CONTACTABLE WITH AN UNDERLYING CORTICAL BONE, METHODS, AND SYSTEMS FOR KNEE REPLACEMENT
United States	Nat’l Phase	18/057,404	Pending	2021-08-30	CUSTOMIZED TIBIAL TRAYS CONTACTABLE WITH AN UNDERLYING CORTICAL BONE, METHODS, AND SYSTEMS FOR KNEE REPLACEMENT
United States	Provisional	63/027,098	Expired	2020-05-19	CUSTOMIZED TIBIAL TRAYS, METHODS,AND SYSTEMS FOR KNEE REPLACEMENT (with screws)
United States	PCT	PCT/US2021/033102	Pending	2021-05-19	CUSTOMIZED TIBIAL TRAYS, METHODS,AND SYSTEMS FOR KNEE REPLACEMENT (with screws)
United States	Nat’l Phase	18/057,404	Pending	2022-11-21	CUSTOMIZED TIBIAL TRAYS, METHODS,AND SYSTEMS FOR KNEE REPLACEMENT (with screws)	2023-03-23	US2023/0088873

Australia	Nat’l Phase	2021276381	Pending	2022-12-16	CUSTOMIZED TIBIAL TRAYS, METHODS,AND SYSTEMS FOR KNEE REPLACEMENT (with screws)
Canada	Nat’l Phase	3,182,020	Pending	2022-11-01	CUSTOMIZED TIBIAL TRAYS, METHODS,AND SYSTEMS FOR KNEE REPLACEMENT (with screws)
Japan	Nat’l Phase	2022-571351	Pending	2022-11-19	CUSTOMIZED TIBIAL TRAYS, METHODS,AND SYSTEMS FOR KNEE REPLACEMENT (with screws)
Europe	Nat’l Phase	21808537.1	Pending	2021-05-19	CUSTOMIZED TIBIAL TRAYS, METHODS,AND SYSTEMS FOR KNEE REPLACEMENT (with screws)
Korea	Nat’l Phase	1020227044310	Pending	2022-11-19	CUSTOMIZED TIBIAL TRAYS, METHODS,AND SYSTEMS FOR KNEE REPLACEMENT (with screws)
United States	Provisional	62/834,692	Expired	2019-04-16	CUSTOM HIP DESIGN AND INSERTABILITY ANALYSIS
United States	PCT	PCT/US2020/028499	Published	2020-04-15	CUSTOM HIP DESIGN AND INSERTABILITY ANALYSIS
United States	Nat’l Phase	17/503,536	Pending	2021-10-18	CUSTOM HIP DESIGN AND INSERTABILITY ANALYSIS
Australia	Nat’l Phase	2020257391	Pending	2021-11-04	CUSTOM HIP DESIGN AND INSERTABILITY ANALYSIS

Canada	Nat’l Phase	3,137,029	Pending	2021-10-14	CUSTOM HIP DESIGN AND INSERTABILITY ANALYSIS
Europe	Nat’l Phase	20791627.1	Pending	2021-11-04	CUSTOM HIP DESIGN AND INSERTABILITY ANALYSIS
United States	Provisional	62/854,648	Expired	2019-05-30	ROBOT MOUNTED CAMERA REGISTRATION AND TRACKING SYSTEM FOR ORTHOPEDIC AND NEUROLOGICAL SURGERY
United States	PCT	PCT/US2020/035408	Pending	2020-05-29	ROBOT MOUNTED CAMERA REGISTRATION AND TRACKING SYSTEM FOR ORTHOPEDIC AND NEUROLOGICAL SURGERY
United States	Nat’l Phase	17/456,989	Pending	2021-11-30	ROBOT MOUNTED CAMERA REGISTRATION AND TRACKING SYSTEM FOR ORTHOPEDIC AND NEUROLOGICAL SURGERY
Australia	Nat’l Phase	2020282347	Issued	2021-11-29	ROBOT MOUNTED CAMERA REGISTRATION AND TRACKING SYSTEM FOR ORTHOPEDIC AND NEUROLOGICAL SURGERY	2020282347
Canada	Nat’l Phase	3,141,828	Pending	2021-11-22	ROBOT MOUNTED CAMERA REGISTRATION AND TRACKING SYSTEM FOR ORTHOPEDIC AND NEUROLOGICAL SURGERY
Europe	Nat’l Phase	20813577.2	Pending	2020-05-29	ROBOT MOUNTED CAMERA REGISTRATION AND TRACKING SYSTEM FOR ORTHOPEDIC AND NEUROLOGICAL SURGERY
United States	Provisional	62/850,050	Expired	2019-05-20	A SYSTEM AND METHOD FOR INTERACTION AND DEFINITION OF TOOL PATHWAYS FOR A ROBOTIC CUTTING TOOL

United States	PCT	PCT/US2020/033810	Pending	2020-05-20	A SYSTEM AND METHOD FOR INTERACTION AND DEFINITION OF TOOL PATHWAYS FOR A ROBOTIC CUTTING TOOL
United States	Nat’l Phase	17/455,822	Pending	2021-11-20	A SYSTEM AND METHOD FOR INTERACTION AND DEFINITION OF TOOL PATHWAYS FOR A ROBOTIC CUTTING TOOL
Australia	Nat’l Phase	2020280022	Pending	2021-12-10	A SYSTEM AND METHOD FOR INTERACTION AND DEFINITION OF TOOL PATHWAYS FOR A ROBOTIC CUTTING TOOL
Canada	Nat’l Phase	3,141,156	Pending	2021-11-17	A SYSTEM AND METHOD FOR INTERACTION AND DEFINITION OF TOOL PATHWAYS FOR A ROBOTIC CUTTING TOOL
Europe	Nat’l Phase	20809508.3	Pending	2021-11-20	A SYSTEM AND METHOD FOR INTERACTION AND DEFINITION OF TOOL PATHWAYS FOR A ROBOTIC CUTTING TOOL
United States	Provisional	62/990,827	Expired	2020-03-17	REGISTRATION AND/OR TRACKING OF A PATIENT'S BONE EMPLOYING A PATIENT SPECIFIC BONE JIG
United States	PCT	PCT/US2021/022524	Pending	2021-03-16	REGISTRATION AND/OR TRACKING OF A PATIENT'S BONE EMPLOYING A PATIENT SPECIFIC BONE JIG
United States	Nat’l Phase	17/932,839	Pending	2022-09-16	REGISTRATION AND/OR TRACKING OF A PATIENT'S BONE EMPLOYING A PATIENT SPECIFIC BONE JIG	2023-01-19	US2023/0020760
Europe	Nat’l Phase	217722880.0	Pending	2022-10-01	REGISTRATION AND/OR TRACKING OF A PATIENT'S BONE EMPLOYING A PATIENT SPECIFIC BONE JIG

Japan	Nat’l Phase	2022-556656	Pending	2022-09-16	REGISTRATION AND/OR TRACKING OF A PATIENT'S BONE EMPLOYING A PATIENT SPECIFIC BONE JIG
Australia	Nat’l Phase	2021239854	Expired	2022-10-14	REGISTRATION AND/OR TRACKING OF A PATIENT'S BONE EMPLOYING A PATIENT SPECIFIC BONE JIG
Canada	Nat’l Phase	3,176,080	Expired	2022-09-16	REGISTRATION AND/OR TRACKING OF A PATIENT'S BONE EMPLOYING A PATIENT SPECIFIC BONE JIG
United States	Provisional	63/268,070	Expired	2022-02-16	Implant Placement Guides and Methods
United States	PCT	PCT/US2023/062713	Pending	2023-02-16	Implant Placement Guides and Methods